Significant Events After the Balance Sheet Date	6 Months Ended
Jun. 30, 2025
Significant Events After the Balance Sheet Date [Abstract]
Significant Events after the Balance Sheet Date

11. Significant Events after the Balance Sheet Date

(1)	On July 29, 2024, the Company’s Board of Directors resolved to approve a cash capital increase by issuing new shares. The planned issuance is 15,000 thousand shares at an issue price of $20 per share, with a total amount of $300,000 thousand.